Exhibit 10.40

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 14, 2008, effective in accordance with Section 3 below, by and among CHOICEPOINT SERVICES INC., a Georgia corporation (the “Borrower”), CHOICEPOINT INC., a Georgia corporation (the “Parent”), the financial institutions from time to time party to the Credit Agreement referred to below (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Administrative Agent”).

Statement of Purpose

The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of October 25, 2006 (as amended by the First Amendment dated as of April 6, 2007, the “Credit Agreement”), by and among the Borrower, the Parent, the Lenders, and the Administrative Agent pursuant to which the Lenders have extended certain credit facilities to the Borrower.

The Borrower and the Parent have requested that the Lenders consent to an amendment to the Credit Agreement to amend certain provisions as described herein. Subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders are willing to agree to the requested amendments.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Amendment to Credit Agreement. Subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended by amending or amending and restating the following provisions as set forth below:

(a) The definition of “Lease Documents” set forth in Section 1.01 shall be amended by deleting clause (vi) thereof and replacing such clause with the following:

“(vi) Amended and Restated Lease Agreement, Amended and Restated Common Definitions and Provisions Agreement, Amended and Restated Purchase Agreement, Amended and Restated TI Authorization and Funding Agreement (each dated as of June 28, 2006), and Closing Certificate and Agreement (dated as of June 1, 2006), each between Parent, as lessee, and BNP Paribas Leasing Corporation, as lessor, pursuant to which Parent has leased certain real property located at Bluegrass Promenade, 1200 Bluegrass Lakes Parkway, Cumming, Georgia,”

(b) Section 1.01 shall be amended by adding the following defined terms in appropriate alphabetical order:

“Term Loan Credit Agreement” shall mean that certain Term Loan Credit Agreement dated as of January 14, 2008, by and among Parent, Borrower, the lenders party thereto, and Wachovia Bank, National Association, as administrative agent, as amended, restated or otherwise modified from time to time.

“Term Loan Credit Documents” shall mean (a) the Term Loan Credit Agreement and (b) all “Credit Documents” (as such term is defined and used in the Term Loan Credit Agreement), in each case, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

(c) Section 5.15(a) shall be deleted and replaced in its entirety by the following:

“(a) Identification of Plans. (i) None of the Consolidated Companies nor any of their respective ERISA Affiliates maintains or contributes to, or has during the past two years maintained or contributed to, any Plan that is subject to Title IV of ERISA, except for a Plan which was subject to Title IV, was established for the benefit of two former employees of Insurity LLC (as the acquirer of SteelCard, LLC), lawfully terminated on September 30, 2006, and the last distribution from which was made on May 23, 2007, and (ii) none of the Consolidated Companies maintains or contributes to any Foreign Plan, except for a group life insurance plan (Canada Life policy no. G90689) and a group personal pension plan (Aegon Scottish Equitable policy no. 105564), each of which has been established by i2 Limited;”

(d) Section 5.21 shall be deleted and replaced in its entirety by the following:

“Section 5.21 Payment or Dividend Restrictions. None of the Consolidated Companies is party to or subject to any agreement or understanding restricting or limiting the payment of any dividends or other distributions by any such Consolidated Company, except as set forth in the Term Loan Credit Documents.”

(e) Section 7.04(d) shall be deleted and replaced in its entirety by the following:

“(d) the sale or other disposition of the assets or Capital Stock of iMapData, Inc.; and”

(f) Section 7.09 shall be deleted and replaced in its entirety by the following:

“Section 7.09 Additional Negative Pledges. Create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than the prohibitions and restrictions contained in this Agreement and in the Term Loan Credit Documents, unless such asset is subject to a Permitted Lien and such prohibition or restriction is limited to such asset.”

(g) Section 7.11 shall be deleted and replaced in its entirety by the following:

“Section 7.11 Limitation on Payment Restrictions Affecting Consolidated Companies. Create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions to Parent or any other Consolidated Company on such Consolidated Company’s Capital Stock, or (ii) pay any indebtedness owed to Parent or any other Consolidated Company, or (iii) transfer any of its property or assets to Parent or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents or under the Term Loan Credit Documents.”

SECTION 3. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of an executed original of this Amendment by the Borrower, the Parent, the Guarantors and the Required Lenders.

SECTION 4. Waiver. The Lenders hereby waive any Default or Event of Default which exists on account of the Borrower’s and the Parent’s breach of the representation and warranty set forth in Section 5.15(a) of the Credit Agreement, but only to the extent such breach exists as of the date hereof and arises solely from Borrower’s omission to disclose the existence of (a) the Title IV Plan described in Section 5.15(a)(i) of the Credit Agreement (as amended hereby) and (b) the two Foreign Plans described in Section 5.15(a)(ii) of the Credit Agreement (as amended hereby).

SECTION 5. Limited Consent, Waiver and Amendment. Except as expressly provided in this Amendment, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) except as expressly set forth herein, to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Credit Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or the Parent or any other person, firm or corporation with respect to any further waiver, amendment, modification or any other change to the Credit Agreement or the Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, the Parent or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

SECTION 6. Representations and Warranties/No Default. By their execution hereof, and after giving effect to this Amendment, the Borrower and the Parent hereby certify that (e) each of the representations and warranties set forth in the Credit Agreement and the other Credit

Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof (after giving effect to the provisions of this Amendment) no Default or Event of Default has occurred and is continuing, and (f) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Parent.

SECTION 7. Acknowledgement by Guarantors. By their execution hereof, each of the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Credit Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Credit Documents to which it is a party remain in full force and effect.

SECTION 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 9. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

SECTION 10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

SECTION 11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

BORROWER AND GUARANTORS:

CHOICEPOINT SERVICES INC., as Borrower

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

CHOICEPOINT INC., as Parent

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

CHOICEPOINT ASSET COMPANY LLC, as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

INSURITY LLC, as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

CHOICEPOINT WORKPLACE SOLUTIONS INC., as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

C.L.U.E. INC., as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

CHOICEPOINT PUBLIC RECORDS INC., as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

NATIONAL SAFETY ALLIANCE, INCORPORATED, as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

NATIONAL DATA RETRIEVAL LLC, as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

VITAL CHEK NETWORK, INC., as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

CHOICEPOINT WORKPLACE SOLUTIONS OF MEMPHIS LLC, as Guarantor

By:	/s/ John M. Mongelli
Name: John M. Mongelli Title: Treasurer

ADMINISTRATIVE AGENT AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Robert Sevin
Name: Robert Sevin Title: Director

SUNTRUST BANK, as Syndication Agent and Lender

By:	/s/ J. Matthew Rowand
Name: J. Matthew Rowand Title: Vice President

BNP PARIBAS, as Lender

By:	/s/ Henry Setina
Name: Henry Setina Title: Director

By:	/s/ Barry Mendelsohn
Name: Barry Mendelsohn Title: Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Denise Alvarez
Name: Denise Alvarez Title: Vice President

By:	/s/ Nupar Kumar
Name: Nupar Kumar Title: Associate

BANK OF AMERICA, N.A., as Lender

By:	/s/ William Rowe
Name: William Rowe Title: Principal

REGIONS BANK, as Lender

By:	/s/ W. Brad Davis
Name: W. Brad Davis Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael P. Dickman
Name: Michael P. Dickman Title: Vice President

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin Combs
Name: Kevin Combs Title: Vice President